                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 23, 2000


                        TELESERVICES INTERNET GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                                                59-2773602
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida         33701
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:        (727) 895-4410
                                                     ---------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

AGREEMENT AND PLAN OF REORGANIZATION. On August 30, 2000, the Registrant reported on Form 8-K that it executed an Agreement and Plan of Reorganization ("Agreement") with GeneralSearch.com, Inc., a Minnesota corporation ("GSCI") and certain stockholders of GSCI on August 23, 2000, pursuant to which the Registrant acquired 84.7826% of the issued and outstanding shares of common stock of GSCI on that date, and undertook to provide the required financial statements by filing an amendment to the Form 8-K. On November 6, 2000, a Form 8-K/A-1 was filed to provide the audited financial statements of GSCI as of December 31, 1999, and the unaudited financial statements of GSCI as of June 30, 2000. This Form 8-K/A-2 is being filed to provide the accompanying unaudited proforma financial information, combining the Registrant and GSCI.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The financial statements of GeneralSearch.com, Inc. were previously provided with the Form 8-K/A-1 filed November 6, 2000.

         (b) Pro Forma Financial Information. The required pro forma financial information is provided herewith, commencing on page P-1 which follows the signature page.

         (c) Exhibits. None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TELESERVICES INTERNET GROUP INC


                                   By: /s/ Robert P. Gordon
                                       -----------------------------------------
                                       Robert P. Gordon, Chairman



Date: November 17, 2000

                        TELESERVICES INTERNET GROUP INC.

                                    CONTENTS

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Explanatory Statement                                            P-1 - P-2
Balance Sheet as of June 30, 2000                                P-3 - P-5
Statement of Operations for the six months ended June 30, 2000         P-6
Statement of Operations for the year ended December 31, 1999           P-7
Notes to Financial Statements                                          P-8

                        TELESERVICES INTERNET GROUP INC.


UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Explanatory Statement

The following unaudited pro forma combined financial statements of the TeleServices Internet Group Inc. ("TSIG") includes the historical financial statements of TSIG as of and for the fiscal year ended December 31, 1999 (its most recent year end prior to the business combination) and as of and for the six months ended June 30, 2000, the historical financial statements of GeneralSearch.Com, Inc. ("GeneralSearch") for the period from inception (May 1, 1999) through December 31 1999 and the six months ended June 30, 2000 and the application of pro forma adjustments to those financial statements to reflect the transaction described below which gives effect to this transaction as if it had occurred on January 1, 1999.

Upon the consummation of the business combination described in the Form 8-K dated August 23, 2000 filed by TSIG on August 30, 2000, the former stockholders of GeneralSearch obtained approximately 55% of the voting rights of TeleServices Internet Group Inc. ("TSIG"). Although GeneralSearch became a subsidiary of TSIG, the transaction was accounted for as a purchase of TSIG by GeneralSearch (a reverse acquisition in which GeneralSearch is considered the acquirer for accounting purposes) since the stockholders of GeneralSearch obtained a majority of the voting rights of TSIG as a result of this transaction. Accordingly, the historical financial statements of TSIG for the periods prior to the time of the transaction are those of GeneralSearch.

Management believes that consideration, other than stock consideration, provides the best evidence of the total fair value given for the acquisition. Therefore, a purchase price of $7,003,153 was computed by using the total liabilities of TSIG, including the (8%) convertible debenture totaling $2,650,000 issued for payment of financial advisory fees related to the business combination. TSIG had certain employee and non-employee options outstanding on the transaction date. No value was attributable to the accounting treatment of the in substance exchange of GeneralSearch options for TSIG options. The excess of the purchase price over the fair value of the net assets acquired totaled $6,378,897 and has been recorded subsequent to June 30, 2000 as goodwill that will be amortized on a straight line basis over five years.

The pro forma adjustments are based on estimates and certain assumptions that management believes are reasonable under the circumstances. The actual allocation of the purchase price to assets and liabilities of TSIG may differ from that reflected in the unaudited June 30, 2000 historical financial statements after a more extensive review of the fair market values of the assets and liabilities has been completed as of the acquisition date. When such a review is completed, a portion of the purchase price may be ascribed to intangible assets (other than goodwill) that have shorter amortization lives than the life ascribed to goodwill in preparing the accompanying pro forma financial statements. Thus, the resulting incremental amortization charges, if any, from that portion of the purchase price ascribed to other intangible assets could be materially different from the amortization expense presented in the pro forma financial statements.

The accompanying pro forma combined financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Companies as a going concern. However, the Companies have sustained recurring operating losses since their inception and have a working capital deficit. Management is attempting to raise additional capital. In view of these matters, realization of certain assets in the accompanying pro forma combined balance sheet is dependent upon continued operations of the Companies, which in turn is dependent upon the Companies ability to meet their financial requirements, raise additional capital, and the success of its future operations. Management believes that its ability to raise additional capital provides the opportunity for the Companies to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

   See accompanying notes to unaudited pro forma combined financial statements

The pro forma combined financial statements are derived from, and should be read in conjunction with, the companies' historical financial statements set forth in
Item 7 (a) and Form 10-QSB filed by TSIG for the quarter ended June 30, 2000. The pro forma combined financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the transaction been consummated on the dates indicated, or which may be reported in the future.


   See accompanying notes to unaudited pro forma combined financial statements

                        TeleServices Internet Group Inc.
                          Unaudited Pro Forma Combined
                                  Balance Sheet

                                                                          As of
                                                -------------------------------------------------------------
                                                          Historical                    Pro Forma
                                                ----------------------------  -------------------------------
                                                June 30, 2000  June 30, 2000
                                                -------------  -------------
                                                    TSIG       GeneralSearch   Adjustments       As Adjusted
                                                -------------  -------------  ------------       ------------
ASSETS

Current assets:
     Cash                                       $     11,501   $  3,594,945   $         --       $  3,606,446
     Cash, restricted                                 30,000             --             --             30,000
     Notes receivable, related party                      --        900,000       (700,000)(4)        200,000
     Interest receivable                                  --          5,348         (5,348)(7)             --
     Prepaid expense                                      --         28,961             --             28,961
     Other current assets                            122,787             --             --            122,787
                                                ------------   ------------   ------------       ------------

         Total current assets                   $    164,288   $  4,529,254   $   (705,348)      $  3,988,194
                                                ------------   ------------   ------------       ------------

Officer loan receivable, net                         161,138             --             --            161,138
Equipment, net of accumulated depreciation           307,566        179,017             --            486,583
Goodwill                                                  --             --      3,728,877 (2)      6,378,877
Capitalized software development costs                    --        263,136             --            263,136
Other assets                                           6,948             --             --              6,948
                                                ------------   ------------   ------------       ------------

         Total assets                           $    639,940   $  4,971,407   $  5,673,529       $ 11,284,876
                                                ============   ============   ============       ============


   See accompanying notes to unaudited pro forma combined financial statements

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses           $  3,406,222   $     33,086    $         --      $  3,439,308
     Loans payable, related party                         705,348             --        (705,348)(7)            --
     Notes payable, current portion                       241,563             --              --           241,563
     Convertible debentures                                    --             --       2,650,000 (1)     2,650,000
                                                     ------------   ------------    ------------      ------------

         Total current liabilities                      4,353,133         33,086       1,944,652         6,330,871
                                                     ------------   ------------    ------------       ------------

Long-term liabilities:
     Notes payable, current portion                        15,684             --              --            15,684
     Minority interest                                         --             --         740,749 (5)       740,749
                                                     ------------   ------------    ------------       ------------

         Total liabilities                           $  4,368,817   $     33,086    $  2,685,401       $  7,087,304
                                                     ------------   ------------    ------------       ------------

Commitments and Contingencies:

Stockholders' equity (deficit):
     Preferred stock, $2.00 stated value                    1,250             --              --              1,250
         10,000,000 shares authorized
         1,250,000 issued and outstanding
     Preferred stock, authorized
         50,000,000 shares authorized,
         no shares issued and outstanding                      --             --              --                 --
Common stock,$.0001 par value,
         300,000,000 shares authorized,
         28,163,415 shares issued
         and outstanding at June 30, 2000,
         pro forma issued and outstanding
         as adjusted 61,866,930                             2,816             --           3,100 (2)
Common stock, no par value                                                                   270 (2)          6,186
         100,000,000 shares authorized
         11,482,300 shares issued
         and outstanding                                       --      9,139,775      (9,139,775)(2)             --
     Additional paid-in capital                        54,615,072        382,000
                                                                                     (45,460,633)(2)
                                                                                        (740,749)(5)      8,795,690
     Deferred compensation                                     --       (102,900)        102,900 (2)             --
     Treasury stock, 13,130 shares at cost               (125,000)            --              --           (125,000)
     Accumulated deficit                              (58,223,015)            --      58,223,015 (2)             --


   See accompanying notes to unaudited pro forma combined financial statements

     Accumulated deficit during
         development stage                                     --     (4,480,554)             --         (4,480,554)
                                                     ------------   ------------    ------------       ------------

         Total Stockholders equity (deficit)           (3,728,877)     4,938,321       2,988,128          4,197,572
                                                     ------------   ------------    ------------       ------------

         Total Liabilities and
               Stockholders' equity                  $    639,940   $  4,971,407    $  5,673,529       $ 11,284,876
                                                     ============   ============    ============       ============


   See accompanying notes to unaudited pro forma combined financial statements

                        TeleServices Internet Group Inc.
                          Unaudited Pro Forma Combined
                            Statement of Operations

                                                                       Six Months Ended
                                                ---------------------------------------------------------------
                                                         Historical                       Pro Forma
                                                -----------------------------     -----------------------------
                                                June 30,2000    June 30, 2000
                                                ------------   --------------
                                                    TSIG       General Search             Adjustments
                                                ------------   --------------     -----------------------------
As Adjusted
-----------

Revenues                                        $    107,233    $         --       $      --       $    107,233
                                                ------------    ------------       ---------       ------------

Operating expenses:
     Selling, general and administrative          11,555,825       4,058,364              --         15,614,189
     Amortization of goodwill                             --              --         637,888(3)         637,888
     Depreciation                                    173,088          27,950              --            201,038
                                                ------------    ------------       ---------       ------------
         Total operating expenses                 11,728,913       4,086,314         637,888         16,453,115
                                                ------------    ------------       ---------       ------------

Net loss from operations                         (11,621,680)     (4,086,314)       (637,888)       (16,345,882)

Other income (expense)
     Interest income                                  25,502          39,014              --             64,516
     Interest expense                               (117,731)             --        (106,000)(1)       (223,731)
     Other                                            12,875             158              --             13,033
                                                ------------    ------------       ---------       ------------

Net loss                                         (11,701,034)     (4,047,142)       (743,888)       (16,492,064)

Preferred Stock dividends                        (18,812,334)             --              --        (18,812,334)
                                                ------------    ------------       ---------       ------------

     Net loss applicable to Common Stock        $(30,513,368)   $ (4,047,142)      $(743,888)      $(35,304,398)
                                                ============    ============       =========       ============

Basic and diluted loss per common share
     applicable to common stock                       (1.134)                                             (.582)
                                                ------------                                       ------------

Weighted Average Shares Outstanding               26,911,736                                         60,615,251
                                                ============                                       ============


   See accompanying notes to unaudited pro forma combined financial statements

                        TeleServices Internet Group Inc.
                          Unaudited Pro Forma Combined
                             Statement of Operations


                                                     ---------------------------------------------------------------
                                                              Historical                       Pro Forma
                                                     ----------------------------    -------------------------------

                                                                     Period from
                                                                      inception
                                                                    (May 1, 1999)
                                                      Year Ended      through
                                                     Dec. 31, 1999  Dec. 31, 1999
                                                     ------------   -------------
                                                         TSIG       GeneralSearch     Adjustments       As Adjusted
                                                     ------------   -------------    ------------       ------------

Revenues                                             $    395,767    $         --    $                  $    395,767
                                                     ------------    ------------    ------------       ------------

Operating expenses:
     Selling, general and administrative               10,148,956         420,874              --         10,569,830
     Amortization of goodwill                                  --              --       1,275,776(3)       1,275,776
     Depreciation                                         234,009          13,333              --            247,342
                                                     ------------    ------------    ------------       ------------
         Total operating expenses                      10,382,965         434,207       1,275,776         12,092,948
                                                     ------------    ------------    ------------       ------------

Net loss from operations                               (9,987,198)       (434,207)     (1,275,776)       (11,697,181)

Other income (expense)
     Interest income                                        3,342             444              --              3,786
     Interest expense                                    (214,052)           (220)       (212,000)(1)       (426,272)
     Discounts on stock conversions                    (2,815,143)             --              --         (2,815,143)
     Other                                                     --             571              --                571
                                                     ------------    ------------    ------------       ------------

Net (loss) from continuing operations                 (13,013,051)       (433,412)     (1,487,776)       (14,934,239)

Discontinued operations
     Loss from operations of VSI                         (161,988)             --              --           (161,988)
     Gain on bankruptcy of VSI                          4,541,689              --              --          4,541,689
                                                     ------------    ------------    ------------       ------------
     Total gain from discontinued operations            4,379,701                              --          4,379,701
                                                     ------------    ------------    ------------       ------------

Net loss                                             $ (8,633,350)   $   (433,412)   $ (1,487,776)      $(10,554,538)
                                                     ============    ============    ============       ------------

Net loss per share                                   $      (.065)                                      $      (.224)
                                                     ============                                       ============

Weighted Average Shares Outstanding                    13,332,067                                         47,035,582
                                                     ============                                       ============


   See accompanying notes to unaudited pro forma combined financial statements

                        TeleServices Internet Group Inc.

                Notes to Unaudited Pro Forma Financial Statements


Footnote A:

The following adjustments were made to give effect to the business combination dated August 23, 2000 and effective as of August 31, 2000 as if the business combination had occurred on January 1, 1999 for purposes of the Pro forma Statement of Operations and June 30, 2000 for the Pro Forma Balance Sheet:

1) This entry gives effect to the 8% convertible debenture issued as compensation for services related to the business combination. Interest expense at 8% has been recorded as if the convertible debt was outstanding for the periods presented.

2) This entry gives effect to the elimination of the historical equity accounts of GeneralSearch and recording goodwill related to the excess of liabilities over assets of TSIG as of the date of this business combination.

3) This entry gives effect to the amortization of goodwill for 12 months ended December 31, 1999 and the six-month period ended June 30, 2000, respectively based on a five year amortization period.

4) This entry eliminates the intercompany account balances between TSIG and GeneralSearch.

5)   This entry records the 15% minority interest in GeneralSearch.

The business combination has been accounted for as a reverse acquisition of TSIG by GeneralSearch since the former controlling shareholders of GeneralSearch own approximately 55% of TSIG after the business combination.


Footnote B:

The combined pro forma financial statements include $6,378,877 of goodwill after the business combination being accounted for as a reverse acquisition. An uncertainty exists with respect to the recoverability of this goodwill from future earnings, if any, of TSIG, the ultimate resolution of which cannot presently be determined. The pro forma financial statements are unaudited and the ultimate accounting for this goodwill may eventually be changed subject to accounting research currently in progress regarding this matter, including the possibility that all or part of this goodwill may be written off if it is determined that there is permanent impairment. The timing of this potential write off, if any, cannot presently be determined. Readers of this pro forma financial statement should be aware of the material uncertainty related to the accounting treatment of this transaction, which may be materially changed in the future.